Supplement Dated May 1, 2007
to
Prospectuses Dated May 1, 2004
for
KILICO Passport Variable Annuity Contracts
Zurich Preferred Variable Annuity Contracts
Zurich Preferred Plus Variable Annuity Contracts
Zurich Archway Variable Annuity Contracts
and
Scudder ZS4 Variable Annuity Contracts

Each Issued by
Kemper Investors Life Insurance Company
and
KILICO Variable Annuity Separate Account

The section "KILICO, THE SEPARATE ACCOUNT AND THE FUNDS, Kemper Investors Life Insurance Company," paragraphs 2 through 4 are replaced in their entirety with the following:

       Effective September 3, 2003, KILICO transferred certain of its business, as well as the capital stock of its wholly-owned subsidiaries, to its former affiliate, Chase Insurance Life and Annuity Company ("CILAAC") (formerly known as Federal Kemper Life Assurance Company). In a contemporaneous transaction, CILAAC and KILICO entered into a coinsurance agreement under which CILAAC administered and 100% reinsured certain lines of business currently underwritten by KILICO, including the Contracts. The coinsurance arrangement did not change KILICO's obligations to Contractholders under the Contracts and did not create any obligations for CILAAC to Contractholders under the Contracts.

       On July 3, 2006, Protective Life Insurance Company ("Protective Life") of Birmingham, Alabama, acquired CILAAC. Protective Life reinsured 100% of the variable annuity business of CILAAC, including the Contracts and certain other registered variable annuity Contracts that are funded through the Separate Account, to Commonwealth Annuity and Life Insurance Company, a subsidiary of The Goldman Sachs Group, Inc., formerly known as Allmerica Financial Life Insurance and Annuity Company. On April 1, 2007, CILAAC merged into and with Protective Life. On the date of the merger, Protective Life acquired from CILAAC all of CILAAC's assets and became directly liable for CILAAC's liabilities and obligations with respect to all Contracts issued by CILAAC then outstanding. Protective Life is responsible for administration of the Contracts.

        The issuer, benefits and provisions of the Contracts were not changed by any of the transactions and agreements described above.

Effective on or about May 18, 2007, Contract Services will move to:

1707 N. Randall Road, Suite 310
Elgin, IL 60123-9409
Telephone: 847-930-7000

All references to the Contract Services address as shown in the sections "DEFINITIONS, Company," " KILICO, THE MVA OPTION, THE SEPARATE ACCOUNT AND THE FUNDS," "ESTABLISHMENT OF GUARANTEED INTEREST RATE," "WITHDRAWAL DURING THE ACCUMULATION PERIOD," "DISTRIBUTION OF CONTRACTS," "REPORT TO CONTRACT OWNERS AND INQUIRIES," "ANNUAL REPORTS AND OTHER DOCUMENTS," and "APPENDIX B: A. REVOCATION" are updated to reflect the new address for Contract services.

You may continue to reach the Annuity Contact Center toll-free by calling 1-888-477-9700.